UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 26, 2011
Symantec Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Streeet, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (650) 527-8000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On January 26, 2011, Symantec Corporation (the “Company”) issued a press release announcing financial results for the quarter ended December 31, 2010. A copy of the press release is furnished as Exhibit 99.01 to this Current Report and is incorporated herein by reference.
The information in Item 2.02 of this Current Report, including Exhibit 99.01 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.01 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events
On January 26, 2011, the Company issued a press release announcing the authorization of a $1 billion share repurchase program. A copy of the press release is filed as Exhibit 99.02 to this Current Report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Title or Description

99.01	Press release issued by Symantec Corporation entitled “Symantec Reports Third Quarter Fiscal 2011 Results”, dated January 26, 2011

99.02	Press release issued by Symantec Corporation entitled “Symantec Authorizes $1 Billion Share Repurchase Program”, dated January 26, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation
Date: January 26, 2011	By:	/s/ James A. Beer
James A. Beer
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.01	Press release issued by Symantec Corporation entitled “Symantec Reports Third Quarter Fiscal 2011 Results”, dated January 26, 2011

99.02	Press release issued by Symantec Corporation entitled “Symantec Authorizes $1 Billion Share Repurchase Program”, dated January 26, 2011